Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Shawn Chemtov, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of MJ Holdings, Inc. on Form 10-Q for the period ended March 31, 2015, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of MJ Holdings, Inc.

Dated: May 14, 2015                                                                                                                /s/ Shawn Chemtov

                                                                                                                              Name:              Shawn Chemtov

                                                                                                                              Title:              Chief Financial                                                                                                                                                                                                    Officer

A signed original of this written statement required by Section 906 has been provided to MJ Holdings, Inc. and will be retained by MJ Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.